UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IPOWER INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed to amend and replace the Preliminary Proxy Statement filed by iPower Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on July 27, 2026 (the “Proxy Statement”). After filing the Proxy Statement, the Company determined that it needed to remove one matter and add in two additional matters to be voted on by stockholders. In addition, the Company is providing additional information with respect to its potential offering of common stock. Therefore, this Amendment is being filed herewith to add in Proposal No. 2 (an amendment to the Company’s Sixth Amended and Restated Articles of Incorporation to effect, at the discretion of the Company’s board of directors, one or more reverse stock splits at a stock split ratio of up to 1-for-250) and Proposal No. 3 (an amendment to the Company’s Second Amended and Restated 2020 Equity Incentive Plan for purposes of increasing the number of shares of common stock available for issuance thereunder and add an evergreen provision providing for an automatic annual increase in the number of shares available for issuance thereunder). Aside from the updates described above, we also made certain updates to this Proxy Statement to respond to the SEC’s comment letter dated August 14, 2026.

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IPOWER INC.

8798 9th Street

Rancho Cucamonga, CA 91730

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held on August [*], 2026 at 10:00 a.m. ET

TO THE STOCKHOLDER OF IPOWER INC.:

You are cordially invited to attend the special meeting of the stockholders of iPower Inc., a Nevada corporation (“Company”), which will be held on September [*], 2026, at 10:00 a.m. (ET), and will be accessible virtually at [www.virtualshareholdermeeting.com/IPW2026] (the “Special Meeting”), for the following purposes:

1.

Stock Offering Proposal: To approve, for purposes of complying with Nasdaq Listing Rules 5635(d), the issuance of up to $10 million of common stock in one or more private placements or public offerings, at a price that may be above, equal to or below the Nasdaq Minimum Price, subject to the limits set forth within this proxy statement;

2.	Reverse Stock Split Proposal: To approve an amendment to our Sixth Amended and Restated Articles of Incorporation (the “Articles of Incorporation” or “Charter”) to effect, at the discretion of our board of directors (the “Board”), a reverse stock split of our common stock at a stock split ratio of up to 1-for-250, with the ultimate ratio to be determined by the Company’s board of directors, in its sole discretion (the “Reverse Stock Split”), which Reverse Stock Split may be implemented on one or more occasions, when and as needed, to allow the Company to maintain compliance with Nasdaq listing requirements, with the exact stock split ratio or ratios to be determined at the board’s discretion;

3.

Equity Incentive Plan Proposal: To approve a Third Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”) to (i) adjust the total number of shares reserved for issuance under the Plan to 50,000,000 shares and (ii) adopt an evergreen provision by which the number of reserved shares of common stock available for issuance shall automatically increase on January 1, 2027 and on each subsequent January 1 through and including January 1, 2037, in an amount equal to 5% of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year or an amount as may be decided by the board of directors;

4.	Adjournment Proposal: To consider and vote on a proposal to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of any of the above proposals, in the event there are not sufficient votes at the time of the Special Meeting to approve the proposals or to establish a quorum; and

5.	Any Other Business: To transact any other business as may properly be presented at the Special Meeting or any adjournment thereof.

The matters expected to be acted upon at the Special Meeting are described in more detail in the accompanying proxy statement.

This Notice of Special Meeting of Stockholders, proxy statement and proxy card are being mailed to stockholders on or about [*], 2026.

We urge you to fill out, sign, and submit the enclosed proxy card today or follow the specific instructions on how to vote your shares through the Internet or telephone.

You may cast your vote by proxy over the Internet, telephone or by completing and mailing a proxy card to ensure that your shares will be represented at the Special Meeting. Your vote by proxy will ensure your representation at the Special Meeting regardless of whether or not you attend. Returning the proxy card does not deprive you of your right to attend and vote your shares at the Special Meeting.

Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting at the virtual Special Meeting (provided you follow the revocation procedures described in the accompanying proxy statement) but will assure that your vote is counted if you cannot attend.

On behalf of the Company’s board of directors and the employees of the Company, we thank you for your continued support and look forward to speaking with you at the Special Meeting.

By Order of the Board of Directors,

/s/ Chenlong Tan
Chenlong Tan
Chief Executive Officer

Dated: August [*], 2026

IMPORTANT

Whether or not you expect to attend the Special Meeting, please complete, date and sign the accompanying proxy card and return it promptly in the enclosed return envelope or follow the instructions contained in the proxy materials to vote on the Internet or by telephone. If you grant a proxy, you may revoke it at any time prior to the Special Meeting and will still have the opportunity to vote in person at the Special Meeting.

PLEASE NOTE: If your shares are held in street name, you must contact your broker, bank, custodian or other nominee.

iPower Inc.

8798 9th Street

Rancho Cucamonga, CA 91730

PROXY STATEMENT

for the

Special Meeting of Stockholders

to be held on August [*], 2026

General

iPower Inc., or iPower, is a Nevada corporation. As used in this proxy statement, “we,” “us,” “our” and the “Company” refer to iPower Inc. The term “Special Meeting” as used in this proxy statement refers to the Special Meeting of Stockholders and includes any adjournment or postponement of the Special Meeting.

Pursuant to Securities and Exchange Commission (“SEC”) rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials online at [*], where you can access this proxy statement for the Special Meeting and our proxy card. In addition, our proxy materials provide instructions on how you may request to receive, at no charge, all future proxy materials in printed form by mail or electronically by email. Your election to receive proxy materials by mail or email will remain in effect until you revoke it. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of our meetings on the environment.

The Company’s board of directors (the “Board”) is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. You may simply complete, sign and return the proxy card and your votes will be cast for you at the Special Meeting, or you may vote online at www.proxyvote.com. This process is described below in the section entitled “Voting Rights.”

This proxy statement and the Notice of Special Meeting are dated [*], 2026. If you owned shares of common stock of iPower at the close of business on August 3, 2026 (the “Record Date”), you are entitled to vote at the Special Meeting, as set out below. Each share of common stock is entitled to one vote per share. On the Record Date, there were a total of 7,507,332 shares of common stock outstanding (834,148 shares on a post reverse stock split basis).

The Special Meeting will be held in a virtual meeting format only. The Special Meeting will convene on [*], 2026, at 10:00 a.m. Eastern Time at [***]. If you are a registered holder, you must register using the virtual control number included on your Notice of Internet Availability of proxy materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at [***].

The Special Meeting can be accessed by visiting [www.virtualshareholdermeeting.com/IPW2026], where you will be able to listen to the meeting live, submit questions and vote online. You will need the virtual control number. As part of the Special Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted in writing during the meeting in accordance with the Special Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

If you encounter any technical difficulties accessing the Special Meeting live audio webcast during the meeting time, there will be technicians ready to assist you with any technical difficulties you may have accessing the meeting live audio webcast. Please be sure to check in by 9:45 a.m. Eastern Time on August [*], 2026, the day of the Special Meeting, so that any technical difficulties may be addressed before the Special Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email [*] or call [*].

Even if you plan to attend the live webcast of the Special Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Special Meeting.

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Purpose Of Special Meeting

At the Special Meeting, you will be asked to vote:

•	To approve, for purposes of complying with Nasdaq Listing Rules 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock in relation to one or more potential private placements or registered offerings of the Company’s common stock (the “Stock Offering Proposal” or “Proposal 1”);

•

To approve a Third Amended and Restated 2020 Equity Incentive Plan to (i) adjust the total number of shares reserved for issuance under the 2020 Plan to 50,000,000 shares and (ii) adopt an evergreen provision providing for a 5% automatic annual increase in the shares of common stock available for issuance under the 2020 Plan over a period of ten (10) years (the “Equity Incentive Plan Proposal” or “Proposal 3”); and

•

To approve (i) an increase of an additional [*] shares of common stock available for awards under the 2020 Plan and (ii) the addition of an evergreen provision providing for a 5% automatic annual increase in the shares of common stock available for issuance under the 2020 Plan over a period of ten (10) years (the “Equity Incentive Plan Proposal” or “Proposal 3”); and

•	To approve the adjournment of the Special Meeting in the event that the number of shares of common stock present or represented by proxy at the Special Meeting and voting “FOR” the approval of Proposals 1, 2 and 3 are insufficient to approve such proposals (the “Adjournment Proposal”).

Why We Are Seeking Stockholder Approval of These Proposals

Proposal No. 1: Nasdaq Listing Rule 5635(d) requires stockholder approval prior to issuing 20% or more of the Company’s outstanding common stock at a price below the “Minimum Price” (as defined in Nasdaq Listing Rules) and Nasdaq Listing Rule 5635(b) requires stockholder approval prior to a potential Change of Control, which would occur upon the issuance of 20% or more of the Company’s commons stock, regardless of whether such stock is issued at, above or below market price. As such, we are seeking stockholder approval prior to pursuing the Stock Offering Proposal, regardless of whether the Company ultimately sells 20% or more of its common stock to a single investor or group of investors.

Proposal No. 2: The Company is seeking approval to amend our Articles of Incorporation to effect, at the discretion of the Board, one or more Reverse Stock Splits as may be deemed necessary to maintain the Company’s compliance with Nasdaq listing requirements, the implementation, ratio, and timing of which will be subject to the sole discretion of the Board.

Proposal No. 3: The Board has determined that there are not sufficient shares of common stock of the Company available under the 2020 Plan to support the Company’s intended compensation programs over the coming years. Adopting the Equity Incentive Plan Proposal will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants, and we believe that adjusting the number of shares available for issuance under the 2020 Plan to 50,000,000 shares (which was the number originally reserved prior to our recent share splits) and the evergreen clause will provide sufficient authorized shares available under the 2020 Plan for the grant of awards for the next several years. The Company believes that future increases pursuant to the proposed evergreen provision will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the 2020 Plan.

Proposal No. 4: To consider and vote on a proposal to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of any of the above proposals, in the event there are not sufficient votes at the time of the Special Meeting to approve the proposals or to establish a quorum.

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Proposal No. 5: In the event additional items arise that require a vote, we are seeking stockholder approval to transact such other business as may properly come before the meeting or any adjournment thereof.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. The holders of one-third of the voting power of the outstanding shares of capital stock entitled to vote at the Special Meeting as of the Record Date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting. We will include proxies marked as abstentions, withheld votes, and broker non-votes to determine the number of shares present at the Special Meeting.

Voting Rights

Holders of our common stock are entitled to one vote at the Special Meeting for each share of the common stock that he or she owned as of the Record Date.

You may vote your shares at the Special Meeting via live webcast, by phone, over the Internet or by proxy. If you wish to vote your shares electronically at the Special Meeting, there will be a live link provided during the Special Meeting (you will need the virtual control number assigned to you).

To vote over the Internet, you must go to www.proxyvote.com. To vote by phone, please call 1-800-690-6903. To vote by mail, complete, sign and return the proxy card in the enclosed postage-paid envelope and return it to Broadridge Financial Solutions Inc. (“Broadridge”) pursuant to the mailing instructions. If you properly complete your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your proxy will vote your shares “FOR” the approval of Proposal 1; “FOR” the approval of Proposal 2; “FOR” the approval of Proposal 3; and “FOR” the Adjournment Proposal. If any other matter is presented, your proxy will vote your shares as a majority of the Board determines. As of the date of this proxy statement, we know of no other matters that may be presented at the Special Meeting, other than those listed in the Notice of the Special Meeting.

If you hold your shares through a bank, brokerage firm or other nominee, you should vote your shares in accordance with the steps required by such bank, brokerage firm or other nominee.

Vote Required

Assuming that a quorum is present, the following votes will be required to approve each proposal:

•

With respect to Proposals 1, 2, 3 and the Adjournment Proposal, the affirmative vote of the holders of a majority of the voting power of the total votes cast is required to approve Proposals 1, 2, 3 and the Adjournment Proposal. As a result, abstentions, broker non-votes, if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of Proposals 1, 2, 3 and the Adjournment Proposal.

You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

3

The Board has determined that a vote in favor of the foregoing proposals is in the best interests of iPower and our stockholders and unanimously recommends a vote “FOR” the approval of Proposal 1; “FOR” the approval of Proposal 2; “FOR” the approval of Proposal 3; and “FOR” the Adjournment Proposal.

The Board is not aware of any other matters to be presented for action at the meeting, but if other matters are properly brought before the meeting, shares represented by properly completed proxies received by mail, telephone or the Internet will be voted in accordance with the judgment of the persons named as proxies.

Broker Non-Votes

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange (the exchange that makes such determinations) but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

Under the applicable rules governing such brokers, we believe that the Adjournment Proposal is likely to be considered a “routine” item. This means that brokers may vote using their discretion on such proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-routine” and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote on such uninstructed shares. We believe Proposals 1, 2 and 3 are likely to be considered “non-routine,” which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you. Furthermore, if approval of the Adjournment Proposal is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote on the Adjournment Proposal if the broker has not received instructions from the beneficial owner.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

Changing Your Vote after Voting over the Internet or Revoking Your Proxy

You may change your vote by attending the Special Meeting and voting online even if you previously voted over the Internet. Alternatively, you may change your vote by contacting Broadridge by phone at 1-800-690-6903, or re-voting over the Internet following the instructions provided.

You may revoke your proxy at any time before it is exercised by:

•	filing a letter with our Secretary revoking the proxy;

•	submitting another signed proxy with a later date; or

•	attending the Special Meeting and voting online.

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If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote at the Special Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of iPower.

Your Vote is Confidential

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board for their consideration.

Solicitation of Proxies

We will pay the costs of soliciting proxies from our stockholders, directors, officers or employees. iPower may solicit proxies by mail, telephone or other forms of communication. We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Broadridge has been engaged to solicit proxies and distribute materials to brokers, banks, custodians, and other nominee holders for forwarding to beneficial owners of the Company’s stock, and the Company will pay Broadridge for these services and reimburse certain of its expenses. In addition, the Company will reimburse nominee holders their forwarding costs. Proxies also may be solicited through the mail or direct communication with certain stockholders or their representatives by Company officers, directors or employees, who will receive no additional compensation for their efforts.

Your vote is very important. Stockholders may vote their shares (1) at the Special Meeting, (2) through the Internet or by telephone in advance by following the instructions on your proxy card, or (3) by completing and returning the proxy card you receive in the mail. Specific instructions for voting through the Internet or by telephone (including voting deadlines) are included in the proxy materials. For specific instructions on how to vote your shares, please refer to the instructions in this Notice, in the section titled “General Information About Voting” of the Proxy Statement or on your proxy card. Whether or not you expect to attend the Special Meeting, please vote at your earliest convenience by following the instructions in the Proxy Statement or on the proxy card you received in the mail.

Report of Voting Results

Preliminary voting results will be announced at the Special Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed within four business days after the Special Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of the Record Date by:

•	each of our stockholders who is known by us to beneficially own 5% or more of our common stock;
•	each of our executive officers;
•	each of our directors; and
•	all of our directors and current executives as a group.

Beneficial ownership is determined based on the rules and regulations of the SEC. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. Applicable percentage ownership in the following table is based on the total of 6,939,475 shares of common stock outstanding as of the Record Date. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock that are subject to options or warrants held by that person and exercisable as of, or within sixty (60) days of, the Record Date. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as may be indicated in the footnotes to this table and pursuant to applicable community property laws, each person named in the table has sole voting and dispositive power with respect to the shares of common stock set forth opposite that person’s name. Unless indicated below, the address of each individual listed below is c/o iPower Inc., 8798 9th Street, Rancho Cucamonga, CA 91730.

Name of Beneficial Owner	No. of Shares Common Stock Beneficially Owned	Total Percentage of Common Stock Owned
Chenlong Tan (1)	5,100	0.5%
Yue Guo (2)	51	*%
Hanxi Li (3)	92	*%
Bennet Tchaikovsky (4)	139	*%
Yi Yang (5)	–	–
All Officers and Directors (5 Persons)	5,382	0.6%

Beneficial Owners of more than 5%
–	–	–

__________________________

*	Less than 0.1%
(1)	Chenlong Tan is our co-Founder, Chairman, Chief Executive Officer and President. Mr. Tan’s holding consists of (i) 1,761 shares directly held by Mr. Tan; (ii) 1,852 shares held by a trust for the benefit of Mr. Tan and certain of his family members, (iii) 360 shares of options vested, and (iv) 1,127 shares of RSUs vested with deferred settlement. The aforementioned holdings do not include options to purchase 1,584 shares of common stock which remain subject to certain vesting conditions.
(2)	Ms. Guo is a member of our board of directors. Her holdings consist of (i) 51 shares of common stock and (ii) 217 RSUs which remain subject to vesting.
(3)	Ms. Li is a member of our board of directors. Her holdings consist of (i) 92 shares of common stock and (ii) 217 RSUs which remain subject to vesting, but will not vest within the next 60 days.
(4)	Mr. Tchaikovsky is a member of our board of directors. His holdings consist of (i) 139 shares of common stock and (ii) 434 RSUs which remain subject to vesting, but will not vest within 60 days.
(5)	Ms. Yang is a member of our board of directors.

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PROPOSAL NO. 1

STOCK OFFERING PROPOSAL

The Board is asking stockholders to approve a potential private placement or registered offering of iPower common stock to one or more investors that have not yet been identified. The authorization is limited by the aggregate consideration, maximum number of shares, maximum discount, permitted consideration, completion period and change-of-control limitation described below.

Proposed Resolution

RESOLVED, that, for purposes of Nasdaq Listing Rule 5635(d) and any other applicable Nasdaq Listing Rule, the stockholders of iPower Inc. approve the issuance, in one or more related closings completed no later than three months after the date of this stockholder approval, of up to $10,000,000, or a maximum issuance of up to 10,000,000 shares, of iPower common stock to investors not yet identified, for aggregate consideration of up to $10,000,000, at an effective purchase price per share that may be below the Nasdaq Minimum Price but may not reflect a discount greater than 15% to the Nasdaq Minimum Price at the time of issuance, with consideration consisting of cash and/or full recourse and subject to the other limitations described in this Proxy Statement and to be set forth in any definitive subscription agreement.

Maximum Terms Authorized

Term	Authorized Limit
Aggregate consideration	Up to $10,000,000.
Securities	iPower common stock only.
Maximum shares	Up to 10,000,000 shares, regardless of the amount or form of consideration or any change in iPower's stock price.
Price	The effective purchase price may be above, equal to or below Nasdaq Minimum Price, but may not reflect a discount greater than 15% to Nasdaq Minimum Price.
Investors	Yet to be identified investors, none of whom individually will hold more than 19.99% of the Company’s common stock at any time. No officer, director, employee, consultant or affiliate of any such person will participate unless specifically identified and separately approved, if required.
Completion period	All related closings must occur within three months after stockholder approval.
Consideration	Cash or other cash equivalent.

Pricing

For purposes of this proposal, “Nasdaq Minimum Price” means the lower of (i) the Nasdaq Official Closing Price immediately preceding the signing of the binding subscription agreement and (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the signing of that agreement.

The Board may negotiate a Stock Offering price at a premium to the Nasdaq Minimum Price, at the Nasdaq Minimum Price, or at a discount to the Nasdaq Minimum Price. Any discount may not exceed 15%. The Stock Offering may not include a variable-price reset, make-whole share issuance or anti-dilution adjustment other than customary adjustments for stock splits, combinations and similar recapitalizations.

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Form of Consideration

The Company may receive cash or other cash equivalent as consideration for this transaction.

Purpose and Use of Proceeds

The Company expects to use cash received from the Stock Offering for working capital, AI and supply-chain initiatives, equipment or infrastructure expenditures, repayment of indebtedness and general corporate purposes. The Board may allocate cash among these purposes based on the Company's needs as and when received.

Why Stockholder Approval Is Requested

Nasdaq Listing Rule 5635(d) requires stockholder approval before a non-public issuance of 20% or more of a listed company's pre-transaction common stock or voting power at a price below the Nasdaq Minimum Price. Because the Stock offering may exceed that threshold and may be priced below the Nasdaq Minimum Price, iPower is seeking approval before entering into or completing the financing. The approval will also permit the Board to price the Stock Offering at or above the Nasdaq Minimum Price within the same dollar, share and timing limits.

Principal Risks

The Stock Offering may cause substantial dilution and may place significant voting power with one or more new investors. As of the date of the proxy mailing, we do not yet know who the investors are, so stockholders cannot presently evaluate their identity, financial capacity or investment intentions at the time of the vote. If non-cash consideration is accepted, the value ultimately realized by iPower may differ from the value assigned at closing. Resales of the shares, or the expectation of resales, may place downward pressure on iPower's stock price. In addition, even if stockholder approval is obtained, the Board may subsequently determine not to complete the Stock Offering.

Effect of the Vote

If this proposal is approved, the Board may negotiate and complete a Stock Offering within the approved limits without another stockholder vote, provided all related closings occur within three months and the final terms are not materially more favorable to the investors than the approved limits. If the proposal is not approved, iPower may still complete a financing that does not require stockholder approval under Nasdaq rules, but it may not rely on this proposal to exceed those limits.

Required Vote of Stockholders

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting is required to approve this Proposal No. 1.

Recommendation of the Board of Directors

The Board hereby recommends that the holders of common stock approve, for purposes of complying with Nasdaq Listing Rules 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock in relation to a private placement or registered offering of up to $10,000,000, or a maximum of 10,000,000 shares, of the Company’s common stock at a per share price that may be below the Nasdaq Minimum Price.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 1, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(D), FOR THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK IN RELATION TO A PRIVATE PLACEMENT OR REGISTERED OFFERING OF UP TO $10,000,000, OR A MAXIMUM OF 10,000,000 SHARES, OF THE COMPANY’S COMMON STOCK AT A PER SHARE PRICE BELOW THE NASDAQ MINIMUM PRICE.

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PROPOSAL NO. 2

REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

On August 19, 2026, subject to stockholder approval, our Board approved a form of amendment to our Charter to, at the discretion of the Board, effect a reverse split of the Company’s common stock at a ratio of up to 1-for-250, which stock split may be effected on one or more occasions within the approved range, when and as needed, to allow the Company to maintain compliance with Nasdaq Listing Rules, with the exact ratio or ratios to be determined by the Board at its discretion (the “Reverse Stock Split”). If approved, the Board will have the discretion to select the exact ratio or ratios within that range, to determine the timing of each reverse stock split, and to effect reverse stock splits on more than one occasion within twelve months from this Special Meeting. The purpose of effectuating one or more Reverse Stock Splits is to increase the per share market price of our common stock so as to maintain the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that proposing a range of Reverse Stock Split ratios provides us with the most flexibility in ensuring continued compliance with the Nasdaq Listing Rules. A Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect. And in no event will a Reverse Stock Split approved by this proposal be used to effect a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act.

If the Reverse Stock Split Proposal is approved by our stockholders, our board of directors would have the option of effectuating one or more Reverse Stock Splits, in such range as may be needed, when and as need to maintain Nasdaq Listing Requirements. In conjunction with each Reverse Stock Split, the Company will need to ensure it maintains Nasdaq Listing Requirements. The actual timing for implementation of a Reverse Stock Split and the specific split ratio to be implemented would be determined by the board of directors based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, including an evaluation of what actions are required to maintain Nasdaq listing. For example, if the board of directors were to approve a Reverse Stock Split in the ratio of 1-for-10, that would mean each shareholder would receive one share for each 10 shares held, reducing our total outstanding stock by a factor of 10. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the board of directors will have the sole authority to elect whether or not and when to amend our Charter to effect a Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the board of directors will make a determination as to when and whether effecting a Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting a Reverse Stock Split, the per share price of the common stock immediately prior to a Reverse Stock Split and the expected stability of the per share price of the common stock following a Reverse Stock Split. If the board of directors determines that it is in the best interests of the Company and its stockholders to effect a Reverse Stock Split, the board will hold a meeting to determine the ratio of the Reverse Stock Split and will publicly announce the chosen ratio at least five business days prior to the effectiveness of the Reverse Stock Split. For additional information concerning the factors the board of directors will consider in deciding whether to effect a Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the form of the proposed amendment to the Company’s Charter to effect a Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment, on one or more occasions as needed, with the Secretary of State of the State of Nevada, which will become effective upon filing. The board of directors has determined that the approval of the form of the amendment is advisable and in the best interests of the Company and its stockholders.

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Why We Are Seeking Approval of the Reverse Stock Split Proposal

Maintain Nasdaq Listing

We are submitting this proposal for stockholder approval in order to increase the trading price of our common stock in order to ensure we are able to maintain compliance with the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. Your approval of the Reverse Stock Split proposal will ensure we are able to conduct a reverse stock split when and as needed. Accordingly, we believe that stockholder approval of the Reverse Stock Split proposal is in our stockholders’ best interests.

We believe that a Reverse Stock Split is our best option to continue to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following a Reverse Stock Split.

Potential Increased Interest from New Investors

We believe increasing the trading price of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our common stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that a Reverse Stock Split will provide the board of directors flexibility to make our common stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our common stock and may facilitate future sales of our common stock.

A Reverse Stock Split could also increase interest in our common stock from analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Even if stockholders approve the Reverse Stock Split Proposal, we reserve the right not to effect any Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of the Company and its stockholders. If this Reverse Stock Split Proposal is approved by the stockholders, the Board will have the authority, in its sole discretion, and without further action by the stockholders, to effect one or more Reverse Stock Splits within the approved ratio and during the period set forth above. The Board intends to effect a Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our listing on The Nasdaq Capital Market.

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Risks Associated with the Reverse Stock Split

A Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of a Reverse Stock Split, and having a Reverse Stock Split available for future use, is to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of a Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that a Reverse Stock Split will increase the market price of our common stock by a multiple of a Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions and prospects for future success.

A Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that a Reverse Stock Split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Split.

A Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If a Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

A Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following a Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our board of directors will not have the authority to effect a Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our common stock on The Nasdaq Capital Market by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement, as needed. Any inability of our board of directors to effect a Reverse Stock Split could expose us to delisting from The Nasdaq Capital Market and could adversely affect the liquidity and market price of our common stock.

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Determination of the Reverse Stock Split Ratio

The Board believes that giving the Board the discretion to implement one or more Reverse Stock Splits at a ratio or ratios of up to 1-for-250 is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time a Reverse Stock Split would be implemented. We believe that the proposed aggregate Reverse Stock Split ratios provide us with the most flexibility to achieve the desired results of Reverse Stock Splits. Reverse Stock Splits may be implemented on one or more occasions, when and as needed, to allow the Company to maintain Nasdaq compliance, with the exact ratio or ratios to be determined by the board of directors of the Company at its sole discretion. Reverse Stock Split ratios to be selected by our board of directors, in the aggregate, will not be more than 1-for-250. The Company will publicly announce the chosen ratio at least five business days prior to the effectiveness of a Reverse Stock Split.

The selection of the specific Reverse Stock Split ratio, as well as the timing of implementing a Reverse Stock Split, will be based on several factors, including, among other things:

•	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;

•	the per share price of our common stock immediately prior to a Reverse Stock Split;

•	the expected stability of the per share price of our common stock following a Reverse Stock Split;

•	the likelihood that a Reverse Stock Split will result in increased marketability and liquidity of our common stock;

•	prevailing market conditions;

•	general economic conditions in our industry; and

•	our market capitalization before and after a Reverse Stock Split.

We believe that granting our board of directors the authority to set the timing of and the ratio for the Reverse Stock Splits is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the board of directors chooses to implement a Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the board of directors will have the discretion to implement one or more Reverse Stock Split or to not effect any Reverse Stock Split at all on or prior to the one-year anniversary of the date on which the Reverse Stock Split Proposal is approved by our stockholders at this Special Meeting. The board of directors has not yet determined when or if it will be required to effect a stock split, as market conditions may improve prior to the Company needing to take action. As such, if the trading price of our common stock increases without effecting a Reverse Stock Split, a Reverse Stock Split may not be necessary. Following a Reverse Stock Split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from a Reverse Stock Split or that the market price of the post-split common stock can be maintained above $1.00. There also can be no assurance that our common stock will not be delisted from The Nasdaq Capital Market for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at this Special Meeting, a Reverse Stock Split will be effected, if at all, only upon a determination by the board of directors that a Reverse Stock Split is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon a Reverse Stock Split.

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The market price of our common stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If a Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after a Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our common stock.

We have not proposed a Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our board of directors or our stockholders. Notwithstanding the decrease in the number of outstanding shares of common stock following a Reverse Stock Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of a Reverse Stock Split

Effects of a Reverse Stock Split on Issued and Outstanding Shares.

If a Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock by the Reverse Stock Split ratio. Accordingly, each of our stockholders will own fewer shares of common stock as a result of a Reverse Stock Split. However, a Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that a Reverse Stock Split would result in an adjustment to a stockholder’s ownership of common stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights, powers and preferences of the holders of common stock will not be affected by a Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to a Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.001.

As of the record date, the Company had [*] shares of common stock outstanding. For purposes of illustration, if a Reverse Stock Split is effected at a ratio of 1-for-10, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately [*] shares. If a Reverse Stock Split is effected at a ratio of 1-for-30, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately [*] shares. We will not effect a Reverse Stock Split at a ratio that would cause us to be unable to meet other Nasdaq listing requirements, including maintaining at least 300 public stockholders, at least 500,000 publicly held shares and a market value of publicly held shares of at least $1 million.

We are currently authorized to issue a maximum of 180,000,000 shares of our common stock. As of the record date, there were [*] shares of our common stock issued and outstanding. Although the number of authorized shares of our common stock will not change as a result of a Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the board of directors. Thus, a Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by a Reverse Stock Split.

Following a Reverse Stock Split, the board of directors will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the board of directors deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if a Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after a Reverse Stock Split Charter Amendment is effected.

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Effects of a Reverse Stock Split on Outstanding Equity Awards and Plans.

If a Reverse Stock Split is effected, the terms of equity awards granted under the 2020 Plan, including (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2020 Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the 2020 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2020 Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of common stock that may be the subject of future grants under the 2020 Plan, as well as any plan limits on the size of such grants (e.g., the 2020 Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of a Reverse Stock Split.

Effects of a Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of common stock would not be affected by a Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of a Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split.

Effects of a Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. A Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of a Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected by a Reverse Stock Split.

Treatment of Fractional Shares in a Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of common stock that is not evenly divisible by a Reverse Stock Split ratio. If a Reverse Stock Split is effected, each fractional share of common stock will be:

•	Rounded up to the nearest whole share of common stock after all of the fractional interests of a holder have been aggregated, if such shares of common stock are held directly; or
•	Rounded down to the nearest whole share of common stock, if such shares are subject to an award granted under the Incentive Plan in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of a Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, a Reverse Stock Split would become effective, if at all, when a Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Nevada. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the board of directors will have the sole authority to elect whether or not and when to amend our Charter to effect a Reverse Stock Split.

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Exchange of Share Certificates

If a Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split common stock at the effective time of a Reverse Stock Split. As soon as practicable after the effective time of a Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of common stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of common stock. No certificate(s) representing post-Reverse Stock Split shares of common stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of common stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of common stock for certificate(s) representing post-Reverse Stock Split shares of common stock registered in the same name.

Stockholders who hold uncertificated shares of common stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to a Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of common stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of common stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of common stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split common stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Nevada Revised Statutes, which govern Nevada’s corporate law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to a Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

A Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating a Reverse Stock Split other than the filing of a Reverse Stock Split Charter Amendment with the Secretary of State of the State of Nevada.

Accounting Treatment of the Reverse Stock Split

If a Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.001. Accordingly, on the effective date of a Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of a Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The common stock held in treasury will be reduced in proportion to a Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of a Reverse Stock Split.

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Certain U.S. Federal Income Tax Consequences of a Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of a Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of a Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of common stock were, and the post-Reverse Stock Split shares of common stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons”

(as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split common stock for post-Reverse Stock Split common stock. The aggregate tax basis of the post-Reverse Stock Split common stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split common stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split common stock should include the period during which the stockholder held the pre-Reverse Stock Split common stock exchanged in a Reverse Stock Split.

As noted above, we will not issue fractional shares of common stock in connection with a Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by a Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole post-Reverse Stock Split share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of common stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of a Reverse Stock Split.

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Vote Required

The approval of the Reverse Stock Split Proposal requires the affirmative “FOR” vote of the majority of the voting power of the outstanding shares of common stock entitled to vote on the proposal, voting together as a single class. The failure to vote on the Reverse Stock Split Proposal will have the same effect as a vote against the proposal. An abstention will have the same effect as a vote against the Reverse Stock Split Proposal. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Recommendation of the Board of Directors

The board of directors unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2, THE REVERSE STOCK SPLIT PROPOSAL

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PROPOSAL NO. 3

EQUITY INCENTIVE PLAN PROPOSAL

We are seeking the stockholder approval to amend and restate our existing Second Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”) to (i) increase the number of shares of common stock available for awards under the 2020 Plan to a total of 50,000,000 shares and (ii) adopt an evergreen provision by which the number of reserved shares of common stock available for issuance shall automatically increase on January 1, 2027 and on each subsequent January 1 through and including January 1, 2037, in an amount equal to 5% of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year or an amount as may be decided by the Board (the “Equity Plan Amendment”). The Third Amended and Restated 2020 Equity Incentive Plan (the “Third Amended and Restated 2020 Equity Incentive Plan”) is attached hereto as Annex B.

We adopted the Second Amended and Restated 2020 Equity Incentive Plan, which reserved a total of 50,000,000 shares of common stock for issuance, in December 2025. Since that time, in order to maintain compliance with Nasdaq Listing Requirements, we have completed a 1-for-8 reverse stock split in May 2026 and a 1-for-9 reverse stock split in August 2026, thus substantially reducing shares available for issuance under the Plan. As such, we are now seeking to increase the total number of shares available for issuance under the Plan by 50,000,000 shares. We believe doing so will benefit our stockholders as our equity-based incentive awards granted under the 2020 Plan are designed to align the interests of our employees, consultants, executive officers and directors with the interests of our stockholders with those of our employees and consultants, including our executive officers.

On August 19, 2026, our Board approved, subject to stockholder approval, adopting the Third Amended and Restated Equity Incentive Plan for purposes of (i) increasing the number of shares of common stock available for awards under the 2020 Plan by an additional 50,000,000 shares and (ii) adopting an evergreen provision by which the number of reserved shares of common stock available for issuance shall automatically increase on January 1, 2027 and on each subsequent January 1 through and including January 1, 2037, in an amount equal to 5% of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year or an amount as may be decided by the Board. The Board now unanimously recommends approval of such action by our stockholders.

Reasons for the Proposed Amendment

The Board recommends that stockholders vote “FOR” the adoption of the Equity Plan Amendment to (i) increase the number of shares of common stock available for awards under the 2020 Plan to a total of 50,000,000 shares and (ii) adopt an evergreen provision by which the number of reserved shares of common stock available for issuance shall automatically increase on January 1, 2027 and on each subsequent January 1 through and including January 1, 2037, in an amount equal to 5% of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year or an amount as may be decided by the Board. In making such recommendation, the Board considered a number of factors, including the following:

•	Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees, and the Company’s stockholders to create long-term stockholder value. The Equity Plan Amendment will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.
•	Our Board has determined that there are not sufficient shares of common stock available under the 2020 Plan to support the Company’s intended compensation programs over the coming years, thus requiring us to adopt the Third Amended and Restated 2020 Equity Incentive Plan.
•	If the Third Amended and Restated 2020 Equity Incentive Plan is not approved, we may be compelled to increase significantly the cash component of our employee and director compensation, which approach may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash would also increase cash compensation expenses and use cash that could be better utilized elsewhere.

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•	We believe that increasing shares available for issuance to 50,000,000 shares and the evergreen clause will provide sufficient authorized shares available under the 2020 Plan for the grant of awards for the next several years. Future increases pursuant to the proposed evergreen provision will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the 2020 Plan.
•	We believe that the increase in the number of shares of common stock available under the 2020 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity incentives, an essential component of our overall compensation program.
•	The automatic increase in the number of shares of common stock available under the 2020 Plan each year will save the Company the time and expense which would otherwise be required to prepare and file a proxy statement and solicit stockholder votes in order to increase the share pool.

Stockholders are asked to approve the Equity Plan Amendment to satisfy Nasdaq requirements relating to stockholder approval of equity compensation plans and to qualify certain stock options authorized under the 2020 Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code.

Text of the Amendment

The proposed Equity Plan Amendment increases the shares reserved for issuance under the 2020 Plan to a total of 50,000,000 shares, bringing it back to the number that was originally reserved prior to the Company’s recent reverse stock splits. In addition, the proposed Equity Plan Amendment establishes an “evergreen” provision pursuant to which the number of shares reserved for issuance under the 2020 Plan automatically increases by 5% on January 1 of each year, commencing on January 1, 2027. The evergreen provision has been approved by the Board to be in effect for ten years following its adoption and approval by the Company’s stockholders.

In the event that our stockholders do not approve this proposal, the Equity Plan Amendment will not become effective and awards will continue to be made under the 2020 Plan to the limited extent that there are available shares of our common stock to do so.

This summary of the Equity Plan Amendment contemplated by Proposal No. 3 is qualified in its entirety by reference to the full text of the current 2020 Plan, a copy of which is attached to this proxy statement as Annex B. This summary is also qualified in its entirety by Annex B.

Vote Sought

The proposal to approve the Equity Plan Amendment will be approved if a majority of the votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon vote in favor of the proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to approve the Equity Plan Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 3, THE EQUITY INCENTIVE PLAN PROPOSAL

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PROPOSAL NO. 4

APPROVAL OF ADJOURNMENT PROPOSAL

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve one or more of Proposals Nos. 1-3, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn or postpone the Special Meeting at that time in order to enable the board of directors to solicit additional proxies.

In this Proposal No. 4, we are asking our stockholders to authorize the adjournment or postponement of the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve one or more of Proposals Nos. 1-3 or if otherwise determined by the chairperson of the meeting to be necessary or appropriate. If our stockholders approve this Proposal No. 4, we could adjourn or postpone the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this Proposal No. 4 could mean that, even if we had received proxies representing a sufficient number of votes to defeat one or more of Proposals Nos. 1-3, we could adjourn or postpone the Special Meeting without a vote on such Proposal and seek to convince our stockholders to change their votes in favor of such Proposal.

If it is necessary or appropriate (as determined in good faith by the board of directors) to adjourn or postpone the Special Meeting, no notice of the adjourned or postponed meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned or postponed, so long as the meeting is adjourned or postponed for 30 days or less and no new record date is fixed for the adjourned or postponed meeting. At the adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Interests of Directors and Executive Officers

Other than as specified above with respect to directors’ and executive officers’ interests in Proposals Nos. 1-4, none of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of Common Stock.

Adjournment Resolution

At the Special Meeting, stockholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve Proposal No. 4 (the “Adjournment Resolution”):

RESOLVED, that one or more adjournments of the Special Meeting, if necessary or appropriate to establish a quorum or solicit additional proxies, are approved.

Vote Required

The affirmative vote of the holders of a majority of the share present in person or represented by proxy at the Special Meeting is required to approve Proposal No. 4, the Adjournment Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURMENT OF THE SPECIAL MEETING IN THE EVENT THAT THE NUMBER OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE SPECIAL MEETING AND VOTING “FOR” THE APPROVAL OF PROPOSALS NO. 1, 2, AND 3 ARE INSUFFICIENT TO APPROVE SUCH PROPOSALS.

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ADDITIONAL INFORMATION

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this proxy statement to any stockholder upon written or oral request to: iPower Inc., 8798 9th Street, Rancho Cucamonga, CA 91730, Attn.: Corporate Secretary, or at (626) 863-7344. Any stockholder who wants to receive a separate copy of this proxy statement or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER BUSINESS

The board of directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov. The Company’s Annual Report on Form 10-K and other reports that we file with the SEC are available on our website at ir.meetipower.com.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE SPECIAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED AUGUST [*], 2026. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL OUT AND SUBMIT THE ENCLOSED PROXY CARD TODAY OR FOLLOW THE SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES BY PROXY, OR THROUGH THE INTERNET, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Chenlong Tan
Name:	Chenlong Tan
Title:	Chief Executive Officer

August [*], 2026

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ANNEX A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

iPower, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The first sentence of Article FOURTH (Capital Stock) of the Sixth Amended and Restated Articles of Incorporation is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

“Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), each share of the common stock, issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into a fraction of a share of common Stock at a ratio of 1-for-[*]; provided, however, that no fractional shares shall be issued to stockholders as a result of the foregoing reclassification and that in lieu thereof, the Corporation shall, after aggregating all fractions of a share to which a holder would otherwise be entitled, round any resulting fractional shares up to the nearest whole share. Any stock certificate that, immediately prior to the Effective Time, represented shares of common stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of common stock into which shares of common stock have been reclassified and converted, but giving effect to the rounding of fractional shares provided for in the immediately preceding sentence.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: Shares representing [*]% of the outstanding voting power (or [*]% of the shares voted) were voted in favor of the amendment.

4. Effective date of filing:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

iPower, Inc.

By:
Chenlong Tan, Chief Executive Officer

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ANNEX B

iPOWER INC.

THIRD AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

• to attract and retain the best available personnel for positions of substantial responsibility,

• to provide incentives to individuals who perform services for the Company, and

• to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

The Plan amends and restates in its entirety the Company’s Amended and Restated 2020 Equity Incentive Plan.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 hereof.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plans.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

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(g) “Change in Control” means the occurrence of any of the following events after the Effective Date:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii) The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or

(iii) The consummation of any of the following events: (A) a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or (B) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result. For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(k) “Company” means iPower Inc., a Nevada corporation, or any successor thereto.

(l) “Consultant” means any person, including an advisor, other than an Employee engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

(m) “Director” means a member of the Board.

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(n) “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Effective Date” shall have the meaning set forth in Section 17 hereof.

(p) “Employee” means any person, including Officers and Directors, other than a Consultant employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s) “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith, by reference to the closing price of such stock on any established stock exchange or on a national market system on the day of determination, if the Common Stock is so listed on any established stock exchange or on a national market system. If the Common Stock is not listed on any established stock exchange or on a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith using (i) a valuation methodology set forth in Treasury Regulation 1.409A-1(b)(5)(iv)(B) or (ii) with respect to valuations applicable to Awards that are not subject to Code Section 409A, such other valuation methods as the Administrator may select.

(t) “Fiscal Year” means the fiscal year of the Company.

(u) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or expressly provides that it is not intended to qualify as an Incentive Stock Option.

(w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” means a stock option granted pursuant to Section 6 hereof.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Goals” will have the meaning set forth in Section 11 hereof.

(bb) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

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(cc) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

(dd) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

(ee) “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events specified in the applicable Award, as interpreted and construed by the Administrator.

(ff) “Plan” means this Second Amended and Restated iPower Inc. 2020 Equity Incentive Plan.

(gg) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

(hh) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj) “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk) “Service Provider” means an Employee, Director, or Consultant.

(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 hereof.

(mm) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(nn) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is FIFTY MILLION (50,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so settled will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares subject to an Award that are transferred to or retained by the Company to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan and, for the elimination of doubt, the number of Shares of equal value to such cash payment shall become available for future grant or sale under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

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(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

(d) Evergreen Provision. In addition to subpart (a) above, the number of shares of Common Stock in the Share Reserve and available for issuance under the Plan shall automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2027 and ending on (and including) January 1, 2033, in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the Share Reserve for such calendar year or that the increase in the Share Reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 3(d) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(d) does not limit the granting of Stock Awards outside of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees may be established with respect to different groups of Service Providers; in that event, the Committee established with respect to a group of Service Providers shall administer the Plan with respect to Awards granted to members of such group.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the terms and condition, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv) to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, or (2) the reduction of the exercise price of outstanding Awards;

(v) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

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(vii) to modify or amend each Award (subject to Section 19(c) hereof);

(viii) to authorize any person to execute on behalf of the Company any instrument required to reflect or implement the grant of an Award previously granted by the Administrator;

(ix) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine consistent with the requirements for compliance with or exemption from the provisions of Code Section 409A; and

(x) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) Subject to the limits set forth in Section 3, the Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof in the case of Incentive Stock Options Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

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(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws including but not limited to tendering capital stock of the Company owned by a Participant, duly endorsed for transfer to the Company.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 hereof.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by Award Agreement or by operation of this Section 6(d)(3), the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares with respect to which the Award is granted, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the “stock appreciation right exercise price,” as defined under Treasury Regulation Section 1.409A-1(b)(i)(B)(2), i.e., the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such Shares become non-forfeitable at the end of the applicable Period of Restriction.

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(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise in a manner not prohibited by the Award Agreement.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and provisions for forfeiture as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed, subject to the prohibition on acceleration of the timing of distribution of deferred compensation subject to Section 409A of the Code, to the extent applicable to the Award.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement, which shall satisfy the requirements of Section 409A of the Code, to the extent applicable to such Award. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

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10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or, if earlier, after the date on which a Participant’s interest in such Performance Units/Shares is no longer subject to a substantial risk of forfeiture, provided however, that in no event shall such payment be made after the later to occur of (i) December 31 of the year in which such risk of forfeiture lapses or (ii) two and one-half months after such risk of forfeiture lapses. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.

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13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off; a reverse merger in which the Company is the surviving entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than fifty percent (50%) of the then outstanding voting stock of the Company to another person or entity. the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Company, to the extent permitted by applicable law but otherwise in its sole discretion may provide for: (i) the continuation Awards by the Company (if the Company is surviving entity or its parent; (ii) the assumption of the Plan and such outstanding Awards by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of rights with substantially the same terms for such outstanding Awards; or (iv) the cancellation of such outstanding Rights without payment of any consideration provided that in the case of this clause (iv), the Administrator will provide notice of its intention to cancel Award and offer a reasonable opportunity to exercise vested Awards.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to settle in cash or a Performance Share or Performance Unit which the Administrator can determine to settle in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

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14. Tax Withholding

(a) Withholding Requirements. At any time prior to or following the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. Subject to Section 21 hereof, the Plan will become effective upon its adoption by the Board (the “Effective Date”). It will continue in effect for a term of ten (10) years unless terminated earlier under Section 18 hereof; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. Subject to Section 21, the Company will obtain stockholder approval of the Plan and any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Company shall determine to be necessary or advisable to comply with applicable securities and other laws.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, all Incentive Stock Options granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

22. Notification of Election Under Section 83 of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make an election permitted under either Section 83(b) or Section 83(i) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Sections 83(b) or 83(i) of the Code, as applicable. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

23. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

24. 409A Timing Rule for Specified Employees. If at the time of a Service Provider’s separation from service, such individual is considered a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, and if any payment that such Service Provider becomes entitled to under the Plan or any Award is deemed payable on account of such individual’s separation from service, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the individual’s separation from service, or (ii) the individual’s death.

25. Governing Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules, subject to the Company’s intention that the Plan satisfy the requirements of jurisdictions outside of the United States of America with respect to Awards subject to such jurisdictions.

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26. General Provisions.

(a) No Rights as Stockholder. Except as specifically provided in this plan, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of such shares to the Participant, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock is issued.

(b) Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Disqualifying Dispositions. Any participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of an Incentive Stock Option within two (2) years from the date of grant of such Incentive Stock Option or within (1) year after the issuance of the shares of Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

(d) Regulatory Matters Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully compiled with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

(e) Delivery. Upon exercise of an Award granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

(f) Other Provisions. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

(g) Section 409A. Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and the Plan and such awards shall be construed accordingly. Granted rights may be modified at any time, in the Administrator’s direction, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A of the Code.

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SCAN TO VIEW MATERIALS & VOTE IPOWER INC. 8798 9TH STREET RANCHO CUCAMONGA, CALIFORNIA 91730 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time on [*], 2026 . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to [ www.virtualshareholdermeeting.com/IPW2026 ] You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p.m. Eastern Time on August [*], 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V88039 - Z92270 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY IPOWER INC. The Board of Directors recommends you vote FOR the following proposals: 1. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock in relation to one or more potential private placements or registered offerings of the Company’s common stock 2. To approve an amendment to our Sixth Amended and Restated Articles of Incorporation (the “Articles of Incorporation” or “Charter”) to effect, at the discretion of our board of directors (the “Board”), a reverse stock split of our common stock at a stock split ratio of up to 1 - for - 250, with the ultimate ratio to be determined by the Board in its sole discretion (the “Reverse Stock Split”), which may be implemented on or more occasions, when and as needed, to allow the Company to maintain Nasdaq compliance, with the exact ratio or ratios to be determined by the Board at its discretion 3. To approve (i) an increase of an additional [*] shares of common stock available for awards under the Company’s Second Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”) and (ii) the addition of an evergreen provision providing for a 5% automatic annual increase in the shares of common stock available for issuance under the 2020 Plan over a period of ten (10) years. 4. To approve the adjournment of the Special Meeting in the event that the number of shares of common stock present or represented by proxy at the Special Meeting and voting “FOR” the approval of Proposals 1, 2 and 3 are insufficient to approve such proposals. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 4915 - 6139 - 1809 \ 2 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain LI LI LI LI LI LI LI LI LI LI LI LI

iPower Inc. 8798 9th Street, Rancho Cucamonga, California 91730 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held at 10:00 a.m. ET, [*], 2026 (Record Date August 3, 2026) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Chenlong Tan as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of iPower Inc . which the undersigned is entitled to vote, as specified on the reverse, at the Special Meeting of Shareholders of iPower Inc . on [*], 2026 at 10 : 00 a . m . ET via live webcast at [ www . virtualshareholdermeeting . com/IPW 2026 ] and at any adjournment or postponement thereof . THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS . This proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14 a - 4 (c) promulgated under the Securities Exchange Act of 1934 , as amended . THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE " FOR " PROPOSALS 1, 2, 3 and 4 ON THE REVERSE SIDE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. 4915 - 6139 - 1809 \ 2 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com . V88040 - Z92270